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                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Alliance Consulting Group, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boston, Massachusetts
August 17, 2000